UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

ATLANTIC AVENUE ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Delaware	001-39582	85-2200249
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Atlantic Street
Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 989-9709
(Registrant’s telephone number, including area code)

Atlantic Street Acquisition Corp
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ASAQ.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ASAQ	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ASAQ WS	The New York Stock Exchange

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On October 1, 2020, the Registration Statement on Form S-1 (File No. 333-248782) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Atlantic Avenue Acquisition Corp (f/k/a Atlantic Street Acquisition Corp) (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.  On October 6, 2020, the Company consummated the IPO of 25,000,000 units (the “Units”).  Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $250,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 7,000,000 warrants (the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Atlantic Avenue Partners LLC (the “Sponsor”), ASA Co-Investment LLC (“ASA”) and the Company’s independent directors (collectively with the Sponsor and ASA, the “Initial Holders”) generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Initial Holders or their permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)), (ii) they (including the shares of Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Initial Holders (other than ASA) until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, (iv) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights; and (v) with respect to Private Placement Warrants held by ASA, will  be subject to a 360-day lock-up, including the 180-day lock-up from the commencement of sales of the offering in accordance with FINRA Rule 5110(e)(1) and will not be exercisable more than five years from the commencement of sales of the offering in accordance with FINRA Rule 5110(g)(8)(C).

A total of $250,000,000, comprised of the net proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A. and at a brokerage institution, maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 1, 2020, in connection with the IPO, the Company filed its previously approved Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated October 1, 2020, between the Company and Cowen and Company, LLC, as representative of the several underwriters.

•	A Business Combination Marketing Agreement, dated October 1, 2020, among the Company and the underwriters of the IPO.

•	A Warrant Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	An Investment Management Trust Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated October 1, among the Company, the Sponsor, ASA and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and ASA.

•	A Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and James Dubin.

•	A Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and Thomas Neff.

•	A Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and Robert Halmi.

•	An Administrative Services Agreement, dated October 1, 2020, between the Company and MC Credit Partners LP.

•	Letter Agreements, dated October 1, 2020, between the Company and the Sponsor, the Company and ASA and the Company and each of its officers and directors.

•	Indemnity Agreements, dated October 1, 2020, between the Company and each of its officers and directors.

On October 1, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 1, 2020, between the Company and Cowen and Company, LLC.

1.2	Business Combination Marketing Agreement, dated October 1, 2020, among the Company and the underwriters party thereto.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated October 1, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and the Sponsor.

10.4	Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and ASA.

10.5	Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and James Dubin.

10.6	Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and Thomas Neff.

10.7	Private Placement Warrants Purchase Agreement, dated October 1, 2020, between the Company and Robert Halmi.

10.8	Administrative Services Agreement, dated October 1, 2020, between the Company and MC Credit Partners LP.

10.9	Form of Letter Agreement, dated October 1, 2020, between the Company and the Sponsor, the Company and ASA and the Company and each of its officers and directors.

10.10	Form of Indemnity Agreement, dated October 1, 2020, between the Company and each of its officers and directors.

99.1	Press Release, dated October 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Avenue Acquisition Corp

Date: October 7, 2020	By:	/s/ Barry Best
	Name:	Barry Best
	Title:	Chief Financial Officer